January 29, 2019

TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund (the “Fund”)

Supplement to the Prospectus dated July 30, 2018

The supplement dated November 15, 2018 regarding the Fund’s Change in Sub-Advisor, Investment Goal & Investment Policies is replaced in its entirety as follows:
Effective November 30, 2018, Bramshill Investments, LLC (“Bramshill”) replaced ClearArc Capital Inc. (“ClearArc”) as sub-advisor to the Fund. Accordingly, all references to ClearArc in the Fund’s Prospectus are deleted and replaced with Bramshill, and the Fund’s investment goal, principal investment strategies, including its 80% investment policy, and principal risks are revised to reflect Bramshill’s management of the Fund in accordance with its income performance strategy.
The section entitled “The Fund’s Investment Goal” in the Fund's summary section of the Prospectus is replaced with the following:

The Touchstone Flexible Income Fund (the “Fund”) seeks total return through a combination of income and capital appreciation.

The section entitled “The Fund’s Principal Investment Strategies” in the Fund's summary section of the Prospectus is replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as investment grade corporate bonds, high yield bonds (i.e., junk bonds), preferred stocks, municipal bonds, and U.S. Treasuries. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund’s sub-advisor, Bramshill Investments LLC (“Bramshill” or the “Sub-Advisor”), implements a tactical fixed-income strategy, actively managing the portfolio by rotating among asset classes and tactically hedging during various interest rate and market environments. Bramshill seeks to identify relative value across asset classes and capture opportunities primarily within the corporate, US Treasury, municipal and preferred security markets. The Fund focuses on liquid securities with transparent pricing and actively-traded capital structures.

Bramshill seeks to maintain the Fund’s portfolio at an average credit rating of investment grade, but may invest up to 40% of Fund assets in high yield bonds (i.e., junk bonds), which are defined as debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest up to 25% of Fund assets in each of fixed income exchange traded funds (“ETFs”) and foreign issuers of U.S. dollar denominated fixed income securities.

The Fund may invest in fixed-income securities of any duration or maturity. The Fund may also invest in fixed income closed-end funds, dividend-paying equities and other debt securities including but not limited to U.S. government agency securities, variable- and floating-rate instruments, and mortgage- and asset-backed securities. Bramshill periodically shifts the portfolio’s duration opportunistically seeking to generate alpha in both falling and rising interest rate environments. In order to efficiently seek certain exposures or to hedge certain risks, the Fund may invest in derivative

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instruments, such as currency forwards, options, futures contracts or swap agreements. The Fund may engage in frequent and active trading as part of its principal investment strategies.

In accordance with these changes, in the section entitled “The Fund’s Principal Risks” in the Fund’s summary section of the prospectus, Large Cap Risk, Mid Cap Risk, Real Estate Investment Trust Risk, Small Cap Risk and Value Investing Risk are deleted and the following risk factor is added after Management Risk:

Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of bankruptcy. In addition, a downturn in the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund’s portfolio securities.

In the section entitled “The Fund’s Performance” in the Fund’s summary section of the prospectus, the following statement is added after the first paragraph:
The Fund changed its principal investment strategies and sub-advisor on November 30, 2018. Consequently, performance prior to November 30, 2018 reflects the prior sub-advisor's flexible income strategy.

The section entitled “The Fund’s Management” in the Fund's summary section of the Prospectus is replaced with the following:
The Fund’s Management
Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Bramshill Investments, LLC	Art DeGaetano Derek Pines Michael Hirschfield, CFA Paul van Lingen	Since 2018 Since 2018 Since 2018 Since 2018	Founder and Chief Investment Officer Co-Portfolio Manager Co-Portfolio Manager Co-Portfolio Manager

Additionally, in the section entitled “Principal Investment Strategies and Risks” in the chart under the sub-heading “What are the Principal Risks of Investing in the Funds?”, the marked references to the Large Cap Risk, Mid Cap Risk, Real Estate Investment Trust Risk, Small Cap Risk and Value Investing Risk in the column related to the Fund are deleted. The Real Estate Investment Trust Risk factor below the chart is deleted and the following risk factor is added after Management Risk:

Municipal Securities Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. In addition, the ongoing issues facing the national economy may negatively impact the economic performance of issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of

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municipal securities and the value of a municipal fund's holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. The ability of a municipal issuer to seek bankruptcy protection may be subject to the authorization of the executive or legislative branch of the state's government, and a municipal bankruptcy may be subject to challenge in the state's courts.  These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner. Also, some municipal obligations may be backed by a letter of credit issued by a bank or other financial institution. Adverse developments affecting banks or other financial institutions could have a negative effect on the value of the Fund's portfolio securities.

In making investments, the Fund and the investment advisor will rely on the opinion of issuers' bond counsel. Neither the Fund nor the Advisor will independently review the basis for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect, the Fund and its shareholders could be subject to substantial tax liabilities. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations may reduce the volume of municipal securities that qualify for federal tax exemptions. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal became law, it may reduce the number of municipal obligations available for purchase by the Fund and could adversely affect the Fund's shareholders by subjecting the income from the Fund to tax. Bramshill will reevaluate the Fund's investment goals and policies to the extent that legislative or legal developments materially affect the Fund.

In the section entitled “The Funds’ Management”, under the sub-heading “Sub-Advisors and Portfolio Managers”, the section related to the Fund is replaced with the following:
Bramshill Investments, LLC (“Bramshill”), located at 411 Hackensack Avenue, 9th floor, Hackensack, New Jersey 07601, serves as sub-advisor to the Flexible Income Fund. As the sub-advisor, Bramshill makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of September 30, 2018, Bramshill had approximately $1.45 billion of assets under management.
The following individuals are jointly and primarily responsible for the management of the Fund’s portfolio.
Art DeGaetano, Founder and Chief Investment Officer. Mr. DeGaetano founded Bramshill in 2012. Prior to founding Bramshill, Mr. DeGaetano was a Senior Portfolio Manager at GLG Partners LP where he managed the predecessor to the Bramshill Income Performance Strategy and a levered US Credit Portfolio for the GLG Market Neutral Fund.
Derek Pines, Co-Portfolio Manager. Mr. Pines joined Bramshill in 2012. Prior to joining Bramshill, Derek spent over a decade as a Proprietary Trader and Portfolio Manager leading a multi-asset class strategy, which specialized in quantitative modeling techniques and utilized fundamental research to determine relative value.

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Michael Hirschfield, CFA, Co-Portfolio Manager. Mr. Hirschfield joined Bramshill in 2018. Prior to joining Bramshill, Michael served over nine years as Portfolio Manager for the Man Group, the world’s largest publicly listed hedge fund. He worked alongside Mr. DeGaetano at GLG Partners, helping to develop the predecessor to the Bramshill Income Performance Strategy in 2009. Additionally, he ran the US Credit Portfolio for the GLG Market Neutral Fund, a multi-strategy credit fund.
Paul van Lingen, Co-Portfolio Manager. Mr. van Lingen joined Bramshill in 2017. Prior to joining Bramshill, Paul was a Managing Director, Principal, and Portfolio Manager at Rimrock Capital Management where he served as Head of All Structured Products. Prior to that Mr. van Lingen was a Managing Director at RBS Greenwich Capital where he managed day to day trading activities.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078
Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-FFSAX-S4-1901